Exhibit 99.01

Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

News Release

AllianceBernstein Announces April 30, 2009 Assets Under Management

New York, NY, May 11, 2009 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today reported that during the month of April, preliminary assets under management increased by approximately $24 billion, or 5.8%, to $435 billion at April 30, 2009, as positive investment returns were partially offset by net outflows in all distribution channels, principally in the Institutional Investments channel.

	ALLIANCEBERNSTEIN L.P.
	(THE OPERATING PARTNERSHIP)
	ASSETS UNDER MANAGEMENT
	($ billions)
	At April 30, 2009				At Mar 31,
	(preliminary)				2009

	Institutional		Private
	Investments	Retail	Client	Total	Total

Equity
Value	$96	$34	$21	$151	$138
Growth	47	20	14	81	76
Total Equity	143	54	35	232	214

Fixed Income	115	30	30	175	173

Other(1)	14	14	-	28	24
Total	$272	$98	$65	$435	$411

	At March 31, 2009

Total	$258	$91	$62	$411

(1) Includes Index, Structured and Asset Allocation services.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.  AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries.  AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities.  Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers independent research, portfolio strategy and brokerage-related services to institutional investors.

At March 31, 2009, AllianceBernstein Holding L.P. owned approximately 34.3% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.3% economic interest in AllianceBernstein.

Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A and “Cautions Regarding Forward-Looking Statements” in Item 7 of our Form 10-K for the year ended December 31, 2008. Any or all of the forward-looking statements that we make in this news release, Form 10-K, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and "Cautions Regarding Forward-Looking Statements", and those listed above, could also adversely affect our revenues, financial condition, results of operations and business prospects.